                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 10, 2000


                                   NVR, INC.
                                   ---------
            (Exact name of registrant as specified in its charter)



Virginia                               1-12378                    54-1394360
--------                               -------                    ----------
(State or other jurisdiction         (Commission           (IRS Identification
Employer of incorporation)           File Number)          Identification
No.)


          7601 Lewinsville Road, Suite 300, McLean, Virginia  22102)
          ----------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (703) 761-2000
                                                     --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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     Item 5.  Other Events.
              -------------

     On November 10, 2000, NVR, Inc. issued a press release, which is set forth as Exhibit 99.1 to this Current Report, announcing that it is extending the expiration date for its consent solicitation relating to its 8% Senior Notes due 2005 (the "Notes") until 5:00 p.m. New York City time on November 16, 2000, unless further extended by NVR.

     NVR further announced that it is increasing the amount of the payment that NVR will make to each holder of Notes whose consent is received and accepted prior to the expiration date to $40 in cash for each $1,000 principal amount of Notes for which a consent has been accepted, as described in the Solicitation Statement. NVR will only make this payment if all requisite consents are received (at least a majority in aggregate principal amount of Notes that are deemed outstanding).

     These amendments were made pursuant to Supplement No. 1 to Solicitation Statement, which is set forth as Exhibit 99.2 to this Current Report.
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     Item 7(c). Exhibits
                --------

     Exhibit No.      Exhibits
     -----------      --------

     99.1             Press Release of NVR, Inc. dated November 10, 2000


     99.2             Supplement No. 1 to Solicitation Statement dated
                      November 10, 2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVR, Inc.


Dated:  November 14, 2000                   By: /s/ Paul C. Saville
                                                -------------------
                                            Paul C. Saville
                                            Senior Vice President and Chief
                                              Financial Officer